UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 21, 2025

Premier, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36092	35-2477140
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

13520 Ballantyne Corporate Place Charlotte, NC 28277 (Address of principal executive offices) (Zip Code)

(704) 357-0022

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.01 Par Value	PINC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders

On November 21, 2025, Premier, Inc. (the “Company”) held a special meeting of stockholders (the “Special Meeting”) to consider certain proposals related to the Agreement and Plan of Merger, dated as of September 21, 2025 (the “Merger Agreement”), by and among the Company, Premium Parent, LLC, a Delaware limited liability company (“Parent”), and Premium Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Parent (“Merger Sub”). Parent and Merger Sub are indirect subsidiaries of funds managed and advised by of Patient Square Capital, LP (“Patient Square Capital”). The Merger Agreement provides that, among other things, and on the terms and subject to the conditions set forth therein, at the Effective Time (as defined in the Merger Agreement), Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent.

As of the close of business on October 21, 2025, the record date for the Special Meeting (the “Record Date”), there were 82,684,436 shares of the Company’s Class A common stock, par value $0.01 per share (the “Common Stock”), issued and outstanding and entitled to vote at the Special Meeting. Each share of Common Stock was entitled to one vote on each matter properly brought before the Special Meeting. At the Special Meeting, the holders of a total of 65,503,874 shares of Common Stock were present in person, or by remote communication, or represented by proxy, representing approximately 79% of the voting power of the issued and outstanding Common Stock as of the Record Date and constituting a quorum for the transaction of business at the Special Meeting under the Company’s Bylaws.

At the Special Meeting, the Company’s stockholders voted on the following proposals and cast their votes to approve the proposals as described below. For more information on each of these proposals, see the definitive Proxy Statement filed by the Company with the U.S. Securities and Exchange Commission on October 22, 2025.

Proposal 1 – Merger Agreement Proposal

The Company’s stockholders adopted the Merger Agreement.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
64,965,155	52,235	486,484	0

Proposal 2 – Advisory Compensation Proposal

The Company’s stockholders approved, on an advisory (non-binding) basis, the compensation that may be paid or become payable to the Company’s named executive officers in connection with the transactions contemplated by the Merger Agreement, including consummation of the Merger.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
50,579,097	14,497,546	427,231	0

The Company’s stockholders did not vote on a proposal to approve any adjournment of the Special Meeting to solicit additional proxies if there are not sufficient votes at the Special Meeting to adopt the Merger Agreement, because there were sufficient votes to adopt the Merger Agreement and such adjournment was therefore not necessary.

Subject to the satisfaction or waiver of the remaining customary closing conditions set forth in the Merger Agreement, the Merger is expected to be consummated on or about November 25, 2025.

Item 7.01.	Regulation FD Disclosure.

On November 21, 2025, the Company issued a press release announcing the results of the Special Meeting. A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01, including the exhibit referenced herein and attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), nor shall it be deemed incorporated by reference in any Company filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K (this “Current Report”) includes forward-looking statements within the meaning of the “safe harbor” provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements may be identified by the use of words such as “continue,” “guidance,” “expect,” “outlook,” “project,” “believe” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the benefits of and timeline for closing the Merger. These statements are based on various assumptions, whether or not identified in this Current Report, and on current expectations and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions. Many actual events and circumstances are beyond the control of the Company. These forward-looking statements are subject to a number of risks and uncertainties, including, but not limited to, those discussed under “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2025 (the “Annual Report”), Current Reports on Form 8-K and other documents filed with the U.S. Securities and Exchange Commission (the “SEC”), including documents that will be filed with the SEC in connection with the Merger, and the following: (1) the inability to consummate the Merger within the anticipated time period, or at all, due to any reason, including the failure to obtain required regulatory approvals, satisfy the other conditions to the consummation of the Merger or complete contemplated financing arrangements, (2) the risk that any announcements relating to the Merger could have adverse effects on the market price of the Company Class A Common Stock, (3) disruption from the Merger making it more difficult to maintain business and operational relationships, including retaining and hiring key personnel and maintaining relationships with the Company’s customers, vendors and others with whom it does business, (4) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement entered into in connection with the Merger, (5) risks related to disruption of the Company’s current plans and operations or the diversion of management’s attention from the Company’s ongoing business operations due to the Merger, (6) significant transaction costs and (7) the risk of litigation and/or regulatory actions related to the Merger or unfavorable results from currently pending litigation and proceedings or litigation and proceedings that could arise in the future. The foregoing list of important factors is not exhaustive. Readers are cautioned not to place undue reliance on forward-looking statements made by or on behalf of the Company. Each such statement speaks only as of the day it was made. The Company undertakes no obligation to update or to revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law. Furthermore, the Company cannot guarantee future results, events, levels of activity, performance, or achievements. Forward-looking statements in this communication may include, without limitation: statements about the potential benefits of the Merger, anticipated growth rates, the Company’s plans, objectives, expectations, and the anticipated timing of closing the Merger.

Further information on factors that could cause actual results to differ materially from the results anticipated by the forward-looking statements is included in the Annual Report, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings made by the Company from time to time with the SEC. These filings, when available, are available on the investor relations section of the Company website at https://investors.premierinc.com or on the SEC’s website at https://www.sec.gov. If any of these risks materialize or any of these assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company presently does not know of or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. The forward-looking statements included in this communication are made only as of the date hereof. The Company assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press release of Premier, Inc. dated November 21, 2025.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Premier, Inc.

By:	/s/ Michael J. Alkire
Name:	Michael J. Alkire
Title:	President and Chief Executive Officer

Date: November 24, 2025